3. JOINT VENTURE	9 Months Ended
Sep. 30, 2012
Notes
3. JOINT VENTURE

3.  JOINT VENTURE

On May 7, 2012, the Company entered into a joint venture (“the JV”) with NyacAU, LLC (“NyacAU”), an Alaskan private company, to bring Goldrich’s Chandalar placer gold properties into production. As part of the agreement, Goldrich and NyacAU formed a 50:50 joint venture company, Goldrich NyacAU Placer LLC (“GNP”), to operate the Chandalar placer mines, with NyacAU acting as managing partner. Goldrich has no significant control over the JV, and therefore accounts for its investment using the cost method. Under the terms of the joint venture agreement (the “Agreement”), NyacAU provided a funding package of loans and equity to the JV that, subject to the timing of production, are estimated to eventually total approximately $10.45 million. The loans are to be repaid from future production. Once all loans have been repaid and working capital and budgeted reserves have been established, profits from the placer production will be paid out on a 50:50 basis to each of the JV partners. NyacAU’s funding to the JV is anticipated to be sufficient in amount to bring the placer deposits at Chandalar into commercial production. The loans will earn interest at an agreed short-term federal rate, currently 0.25%, but are effectively non-interest bearing loans as Goldrich will receive a special payment from the JV equal to the interest paid to NyacAU on this loan.

NyacAU has also agreed to lease or purchase $1.2 million of equipment currently owned by Goldrich and to advance Goldrich $950,000 at the greater of prime plus 2% or 10% interest for direct exploration drilling costs at the Company’s Chandalar property to be performed by Blackrock Drilling, a drilling company in which the owners of NyacAU have a majority interest. NyacAU also purchased 2,364,864 shares of Goldrich common stock for $350,000 ($.0148 per share) during the quarter ended June 30, 2012, in accordance with the agreement.

In addition to the funding noted above, NyacAU had the option to lend the JV $0.25 million to purchase an existing 2% royalty agreement on all production from certain Goldrich mining claims. The loan would carry interest at the greater of prime plus 2% or 10% and would be repaid from Goldrich’s portion of production. Goldrich would also have the exclusive right to purchase the royalty at any time. The royalty would be extinguished upon payback of the loan or purchase by Goldrich.  The JV exercised the option to purchase the royalty on August 13, 2012, and the 2% royalty was purchased for the contracted $0.25 million, funded by the loan from NyacAU.

A summary of the NyacAU’s funding commitment is as follows:

Estimated 2012 Start-up Costs for GNP	$5,000,000
Estimated Capital Expenditures for of NyacAU affiliate(1)	3,000,000
Estimated Loan to Purchase or Lease Equipment from Goldrich(1)	900,000
Loan from NyacAU to Joint Venture with Interest at 0.25%	8,900,000
Loan from NyacAU to GRMC with Interest at greater of prime plus 2% or 10%	950,000
Loan to GNP to Purchase 2% Royalty Interest	250,000
To Be Paid Back to NyacAU From Production	10,100,000
Equity Financing - Purchase of Goldrich Common Stock (Received during the nine- month period ended September 30, 2012)	350,000
Total	$10,450,000

(1) Equipment will be leased to GNP by a NyacAU affiliate over a five year term. The NyacAU affiliate has paid a deposit to purchase certain mining equipment from Goldrich for $900,000 but the transaction has not been finalized.

The timing of repayment of the amount to be paid back from production will be affected by timing of gold production by the joint venture. The JV will commence payments to NyacAU as soon as production begins.

At September 30, 2012, not all of the funding provisions have been activated. The Company did not initiate a drilling program for 2012, and the $950,000 funding for the drilling costs were not advanced by NyacAU to the Company or the drilling company. In addition, NyacAU’s loan to GNP and the associated equipment lease/purchase from Goldrich has not been consummated.

The manager of NyacAU, in negotiating the joint venture agreement, was granted 300,000 five-year stock options at an exercise price of $0.20 per share from Goldrich’s employee stock incentive program. The options were issued during the quarter ended June 30, 2012. The options were determined to have a fair value of $54,300 and were accounted for as an increase in our investment in the joint venture. Goldrich’s investment in the joint venture included $1,000 cash remitted to GNP to fund GNP’s bank account, for a total investment of $55,300 in the joint venture.

In the operating agreement for GNP between Goldrich and NyacAU, NyacAU was granted an option to lend GNP $250,000 to purchase the 2% royalty interest payable on all production from certain Goldrich mining claims at the Chandalar, Alaska property from Jumbo Basin Corporation. On August 13, 2012, GNP purchased the royalty interest. The loan to GNP from NyacAU for the royalty carries interest at the greater of prime plus 2% or 10% and will be repaid from Goldrich’s portion of future production. Goldrich will also have the exclusive right to purchase the royalty from GNP at any time. The royalty will be extinguished upon payback of the loan or purchase by Goldrich.